UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
 of the Securities Exchange Act of 1934
January 27, 2017
 Date of Report (Date of earliest event reported)
KONARED CORPORATION
 (Exact name of small business issuer as specified in its charter)
Nevada	000-55208	99-0366971
(State or other jurisdiction of	(Commission	(IRS Employer Identification
incorporation or	File Number)	Number)
organization)
1101 Via Callejon #200, San Clemente, CA 92673-4230
 (Address of principal executive offices) (Zip Code)
Phone: (808) 212-1553
 (Registrant's telephone number)
N/A
 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 27, 2017, KonaRed Corporation (the "Company") entered into an agreement (the "Extension Agreement") with Mr. Gonzalo Camet (the "Note Holder"), who is a member of the Company's board of directors, for extension of the maturity of a promissory note due January 27, 2017 with a principal amount of $100,000 (the "RP Note"). Under the Extension Agreement, the Note Holder extended the maturity date of the RP Note by six months to July 27, 2017. All other terms and conditions of the RP Note were unchanged and remain in full force and effect. As consideration for this maturity extension, the Company issued the Note Holder 340,000 restricted shares of our common stock.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 - Extension Agreement January 27, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
KONARED CORPORATION
/s/ Shaun Roberts
Shaun Roberts
President and CEO
 January 27, 2017